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                                  June 5, 1996

Aureal Semiconductor Inc.
(formerly known as Media Vision Technology Inc.)
4245 Technology Drive
Fremont, California 94538

Attention: Brendan O'Flaherty, Esq.

Gentlemen:

         We refer to that certain Amended and Restated Loan Agreement dated as of December 30, 1994, as amended to the date hereof (as so amended, the "Loan Agreement", the terms defined therein being used herein as therein defined), among Aureal Semiconductor Inc. (formerly known as Media Vision Technology Inc.), as Borrower ("Borrower" or "Company"), and TCW Special Credits, as Agent for the entities set forth on Schedule A hereto, as Lender ("Lender").

         Company has informed Lender that Company's Board of Directors has authorized issuance of two warrants for purchase of 50,000 shares each of Company's common stock to Financing for Science International and to Hambrecht & Quist. Company has also informed Lender that it intends to issue $12 million in Securities and reduce the Commitment from $22 million to $20 million. Company has requested that upon such issuance described in the second sentence of this paragraph, the Commitment be reduced from $22 million to $20 million. At the request of Company, Lender hereby waives compliance with the provisions of subsection 7.8 of the Loan Agreement to the extent, and only to the extent, necessary to permit such issuance; provided that upon such issuance described in the second sentence of this paragraph, the Commitment shall be reduced from $22 million to 20 million.

         Without limiting the generality of the provisions of subsection 10.1 of the Loan Agreement, the waiver set forth herein shall be limited precisely as written and relates solely to the noncompliance by Company with the provisions of subsection 7.8 of the Loan Agreement in the manner and to the extent described above, and nothing in this Limited Waiver shall be deemed to (a) constitute a waiver of compliance by Company with respect to (i) subsection 7.8 of the Loan Agreement in any other instance or (ii) any other term, provision or condition of the Loan Agreement or any other instrument or agreement referred to therein or (b) prejudice any right or remedy that Lender may now have or may have in the future under or in connection with the Credit Agreement or any other instrument or agreement referred to therein. Except as expressly set forth herein, the terms, provisions and conditions of the Loan Agreement and the other Loan Documents shall remain in full force and effect and in all other respects are hereby ratified and confirmed.
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         This Limited Waiver may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. The limited waiver set forth herein shall become effective as of the date hereof upon the execution of counterparts hereof by Company and each of its Subsidiaries and by Lender.

         THIS LIMITED WAIVER AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES.


                                TCW SPECIAL CREDITS,
                                as agent and nominee for the entities listed on Schedule A annexed hereto

                                By:      TWC ASSET MANAGEMENT
                                COMPANY, its managing general partner

                                By:      /s/ Bruce A. Karsh
                                         ____________________________
                                Title:   Authorized Signatory

                                By:      /s/ Kenneth Liang
                                         ____________________________
                                Title:   Authorized Signatory


ACCEPTED AND AGREED:


AUREAL SEMICONDUCTOR INC.
(FORMERLY KNOWN AS MEDIA VISION TECHNOLOGY INC.)

By:      /s/ David J. Domeier
         ____________________________
Title:   Vice President, Finance and Chief
         Financial Officer
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         By its execution of a counterpart of this Limited Waiver, the undersigned as Guarantor under that certain Guaranty dated as of December 30. 1994 (the "Guaranty") in favor of Lender, hereby acknowledges that it has read this Limited Waiver and consents to the terms thereof and further hereby confirms and agrees that, notwithstanding the effectiveness of this Limited Waiver, the obligations of the undersigned under the Guaranty shall not be impaired or affected and the Guaranty is, and shall continue to be, in full force and effect and is hereby confirmed and ratified in all aspects.

                                           MEDIA VISION TECHNOLOGY, LTD.

                                           BY:      /s/ Brendan O'Flaherty
                                                    ____________________________
                                           TITLE:   Director

                                           MEDIA VISION TECHNOLOGY GmbH

                                           By:      /s/Brendan O'Flaherty
                                                    ____________________________
                                           Title:   Managing Director